                                            [LETTERHEAD OF ROYAL BANK OF CANADA]


July 14, 1997



Basic Petroleum International Limited
6a Avenida 0-28, Zona 10
Guatemala City, Guatemala 01010
Central America

Dear Sirs:

Further to our discussions, this letter agreement sets forth the terms and conditions of our extension of a US$25 million loan to Basic Petroleum International Limited.

TRANSACTION
SUMMARY: Royal Bank of Canada ("RBC" or the "Bank") will extend for a period of 364 days, a revolving loan (the "Loan") to Basic Petroleum International Limited, a Bahamian corporation. Norcen Energy Resources (Bahamas) Limited, a Bahamian corporation will guarantee such loan and will deposit funds in US dollars with RBC's Foreign Banking Centre in Nassau, Bahamas. This deposit will be pledged to the Bank as security for the Loan and guarantee. The Bank is under no obligation to advance funds in excess of the principal amount of the deposit.



BORROWER:         Basic Petroleum International Limited.

GUARANTOR/        Norcen Energy Resources (Bahamas) Limited.
DEPOSITOR:

LENDER:           Royal Bank of Canada through its Nassau Branch (the "Branch of
                  Account").

DEPOSIT AND
LOAN AMOUNT:      Up to a maximum of US$25 million.

DEPOSIT AND
LOAN TERM:        Three hundred and sixty-four (364) days. The Borrower will have the option from time to time to prepay all or a portion
                  (in a minimum amount of (US$100,000.00) of the Loan with five (5) days' written notice to the Bank and the Depositor and the depositor will be required to withdraw all or such portion of its deposit on the day the Bank received the payment.

Basic Petroleum International Limited                                    Page 2
July 14, 1997

LENDING RATE:     The Borrower will pay the Bank interest at a rate of Libor (as defined in the Note (or hereinafter defined)) plus 350 basis points per annum on the Loan and as otherwise provided in the Note.

                  For the purposes only of the Interest Act (Canada), the annual rates to which the foregoing rates are equivalent are the foregoing rates multiplied by the actual number of days in the year divided by 360.

FEES: A negotiation fee of US$15,000.00 will be payable to the Lender at the first drawdown, with US$5,000.00 being payable annually thereafter for as long as this agreement is in effect. In addition, a fee of US$50.00 will be payable for each transaction under this agreement.

REPRESENTATIONS
AND WARRANTIES
CONCERNING THE
BORROWER:         The Borrower represents and warrants to the Bank that:

                  a) the Borrower is a corporation validly incorporated and existing under the laws of the Bahamas, and is duly registered or qualified to carry on business in all jurisdictions where the character of the properties owned by it or the nature of its business transacted makes such registration or qualification necessary;

                  b) the execution, delivery and performance of this letter agreement and the Note by the Borrower have been duly authorized by all necessary action and do not (i) violate any law or regulation or any provision of the charter of the Borrower nor (ii) result in a breach of, a default under, or the creation of any encumbrance on the properties and assets of the Borrower pursuant to any contract or other agreement to which the Borrower is a party;

                  c) the financial statements of the Borrower for the fiscal year ended December 31, 1996 are materially correct and complete in all respects, and since the date of such financial statements there has been no material adverse change in the financial condition, business or assets of the Borrower (subsequent to the Borrower's most recent fiscal year end, the Borrower has been acquired indirectly by Norcen Energy Resources Limited);

                  d)  no event has occurred which constitutes an Event of

                      Default hereunder or a default having a material adverse effect on the financial condition of the Borrower under or in respect of any agreement, undertaking or instrument to which the Borrower or any of its properties or assets may be subject;

                  e) the obligations of the Borrower under the Loan are direct, general and unconditional obligations of the Borrower and rank and will rank at least pari passu with all other present and future unsecured obligations of the Borrower

Basic Petroleum Intentional Limited                                       Page 3
July 14, 1997

                      (including contingent obligations) in respect of indebtedness of the Borrower; and

                  f) this agreement constitutes, and when duly executed and delivered the Note will constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with is terms.

CONDITIONS
OF CLOSING:       Closing is subject to delivery of the following items to the
                  Bank:

                  a)  a duly executed copy of this letter agreement;

                  b) a promissory note, in substantially the form of Exhibit A hereto (the "Note"), duly executed by the Borrower;

                  c) a cash deposit (the "Deposit") by the Depositor with the Branch of Account in an amount equal to the Loan and for a term at least equal to the term of the Loan;

                  d) a duly executed Guarantee and a Collateral Security Agreement, in substantially the forms of Exhibit B hereto (collectively, the "Pledge Agreement") pledging the deposit to the Bank, as security for the Loan;

                  e) corporate documentation of the Borrower to evidence, to the Bank's satisfaction, the due incorporation of the Borrower and its authority to enter into this letter agreement and the Note, and the authority of the representatives acting on the Borrower's behalf to execute this letter agreement and the Note;

                  f) corporate documentation of the Depositor to evidence, to the Bank's satisfaction, the due incorporation of the Depositor and its authority to enter into the Pledge Agreement, and the authority of the representatives acting on the Depositor's behalf to execute the Pledge Agreement and that the Bank's full rights to set-off are in effect; and

                  g) the Borrower's financial statements as at December 31, 1996.

EVENTS
OF DEFAULT:       The occurrence of any of the following shall constitute an
                  Event of Default, the happening of which shall entitle the Bank, in its sole discretion, without any period of notice which might otherwise be required by law, to declare the Loan, accrued interest and other amounts owing to the Bank under this letter agreement and the Note to be immediately due and payable without further notice or demand, presentment or protest (all of which are hereby waived) and to exercise all remedies available to it under the Pledge Agreement and applicable law, including the right of set-off against the
                  Deposit:

Basic Petroleum International Limited                                     Page 4
July 14, 1997

                  a) non-payment of principal, interest, fee or any other amount when due under this letter agreement or the Note for a period of two (2) business days (as defined in the Note) following due date;

                  b) failure of the Borrower and/or the Depositor to observe or perform any other covenant or provision of this letter agreement, the Pledge Agreement, or any other agreement with the Bank for a period of thirty (30) days after notice of same from the Bank;

                  c) if the Borrower or the Depositor becomes insolvent or commits an act of bankruptcy or makes an unauthorized assignment or bulk sale of its assets or if proceedings for the dissolution, liquidation or winding up of the Borrower or the Depositor or the suspension of the operation of the Borrower's or Depositor's business is commenced, provided that involuntary proceedings brought by another party shall not be an Event of Default if dismissed within sixty (60) days; or

                  d) if any representation or warranty made herein, or in the Pledge Agreement shall have been false or inaccurate in any materially adverse respect when made.

EXPENSES:         All reasonable legal costs, fees and expenses incurred in
                  connection with the operation of this letter agreement, including the enforcement of the Bank's rights under this letter agreement, the Note and the Pledge Agreement (in the case of legal fees, on a solicitor/client basis) will be for the account of the Borrower.

TAXES: All payments to be made by the Borrower under this letter agreement or the Note or under any document provided for hereunder shall be made in full, without set-off or counterclaim and free and clear of and without deduction or withholding for or on account of any tax imposed by any taxing jurisdiction (including any penalty or interest payable in connection with any failure to pay or any delay in paying any tax) as set forth in the Note, including Guatemalan or Bahamian withholding tax with respect to interest payable on the Note. The Borrower will gross up any payment subject to any such tax, penalty, or interest such that net payment made to the Bank will equal the amount otherwise due.

PAYMENT
INSTRUCTIONS:     Payments must be made to the order of Royal Bank of Canada,
                  Nassau, by crediting the account number 001-1-188-448 maintained by the Bank at The Chase Manhattan Bank, ABA
                  #021000021, 4 Metrotech Center, 7th Floor, Brooklyn, New York,
                  11245, USA.

Basic Petroleum International Limited                                     Page 5
July 14, 1997

NOTICES: Any notice given hereunder shall be given in writing and mailed, telecommunicated or delivered to the address set forth below or such other address as shall be designated by notice to the other party hereto.

                  To the Bank:                   to the Borrower:

                  Royal Bank of Canada           Basic Petroleum International
                  Royal Bank House, 2nd Floor    Limited
                  East Hill Street               6a Avenida 0-28, Zona 10
                  P.O. Box N-7141                Guatemala City, Guatemala 01010
                                                 Central America


                  Nassau, N.P. Bahamas           Attention: Finance Manager
                  Attention, Manager             Tax: (502) 331-6922
                  Fax: (242) 322-5824

                  with a copy to:                with a copy to:

                  Royal Bank of Canada           Norcen Energy Resources Limited
                  Corporate Banking-             400, 425 - 1 Street SW
                  Multinational                  PO Box 2595, Station M

                  335 - 8th Avenue S.W.,         Calgary, Alberta Canada T2P 4V4
                  23rd Floor                     Attention: Treasurer
                  PO Box 2534, Station M         Fax: (403) 231-0312
                  Calgary, Alberta T2P 2N5
                  Attention: Mr. D.K. MacLaren
                  Fax: (403) 292-3234

JURISDICTION:     The parties hereto submit to the jurisdiction of the Courts of the Province of Alberta, for any matters related to the interpretation and enforcement hereof, waiving any jurisdiction to which they may be entitled by reason of their present or future domicile; provided, however, that the above shall in no event impair the right of the Bank to bring suit against the Borrower in any other jurisdiction where the domicile or assets of the Borrower may be found.

GOVERNING
LAW: This letter agreement shall be governed by the laws of the Province of Alberta, Canada.

WAIVER OF
JURY TRIAL:       EACH PARTY TO THIS LETTER AGREEMENT HEREBY WAIVES ANY RIGHTS
                  IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION
                  BASED HEREON OR ON THE NOTE.

WAIVER AND
MODIFICATION:     No failure on the Bank's part to exercise, and no delay in exercising, any right, power or remedy under this letter agreement or the Note or the Pledge Agreement shall operate as a waiver thereof. No modification or waiver of any provision of this letter

Basic Petroleum International Limited                                     Page 6
July 14, 1997

                  agreement or the Note shall be effective unless it is in writing and signed by the Bank.

ENTIRE
AGREEMENT:        This letter agreement and the Note constitute the entire
                  agreement among the parties hereto with respect to the subject matter hereof

Should you find the above terms and conditions to be acceptable, please indicate your agreement thereto by signing and returning this agreement.

Yours truly,

ROYAL BANK OF CANADA

/s/ D.C. Gale
-----------------------------

D.C. Gale
Vice President
Bahamas & Cayman Islands


We agree to the terms and conditions of this
agreement this  14  day of  July  , 1997.
               ----        -------

BASIC PETROLEUM INTERNATIONAL LIMITED


By: /s/ Robert Waters                     By: /s/ Theresia R. Reisch
    -------------------------                 -----------------------
    Robert Waters                             Theresia R. Reisch

Title: Treasurer                          Title: Assistant Secretary
       ----------------------                    --------------------

EXHIBIT 'A'



                                PROMISSORY NOTE

FOR VALUE RECEIVED, Basic Petroleum International Limited (the "Borrower"), a corporation organized and existing under the laws of the Bahamas, by this promissory note unconditionally promises to pay to the order of ROYAL BANK OF CANADA (the "Bank") by crediting the account number 001-1-188-448 maintained by the Bank with The Chase Manhattan Bank, New York, N.Y., U.S.A., or such other account in the U.S.A. as the Bank may specify to the Borrower in writing, the principal sum of ______________________ United States Dollars, which sum shall be fully payable on July 7, 1998 (the "Principal Payment Date") unless otherwise renewed or extended in writing.

The Borrower promises also to pay interest on the unpaid principal amount hereof until final maturity (whether by acceleration or otherwise), payable at a rate per annum which shall be equal to the sum of Libor and 350 basis points. Such applicable rate per annum is herein called the "Rate of Borrowing". Interest shall be calculated on the basis of the actual number of days elapsed divided by
360. Interest in respect hereof shall be due and payable quarterly in arrears and on the Principal Payment Date. The Borrower also promises to pay interest in respect of the overdue principal amount hereof and (to the extent permitted by law) overdue interest with respect hereto payable on demand, at a rate per annum which shall be equal to the sum of (a) the higher of (i) the rate announced by the Bank in New York City as its United States dollar prime commercial lending rate and (ii) the overnight federal funds rate charged to the Bank plus 1/2%. As used herein the term "business day" shall mean a day in The City of New York, N.Y., U.S.A., Nassau, Bahamas on which banking transactions are effected and on which transactions are carried out in the London Interbank Market. Interest shall accrue and be payable both before and after maturity, default and judgement.

The note may be prepaid in accordance with the terms in the letter agreement dated July 10, 1997 between the Borrower and the Bank.

All payments of principal of and interest on this Note shall be effectively made in the Bank in lawful money of the United States of America (in freely transferable U.S. dollars) and in immediately available funds (or such other funds as may from time to time be customary for the settlement of international banking transactions in dollars), as the Bank may direct, to the account identified above. Such payments shall be made without set-off or counter-claim and free and clear of and without deduction or withholding for or an account of any present or future taxes, levies, imports, duties or other charges of whatsoever nature imposed, levied, assessed, collected or required to be withheld by any government or political subdivision or taxing authority thereof.

For everything related to this Note the Borrower designates its domicile to be:
The Bahamas. Any judicial action in respect hereto may be brought before the Courts of the Province of Alberta, Canada, or in the competent courts of the domicile of the Borrower, with an express waiver to any objection which may effect such jurisdictions.

This Note shall be government by and construed in accordance with the laws of the Province of Alberta, Canada.

     Dated this      day of              , 1997.
                ----        -------------

     BASIC PETROLEUM INTERNATIONAL LIMITED


By:
   ------------------------------------

Title:
      ---------------------------------

By:
   ------------------------------------

Title:
      ---------------------------------

EXHIBIT 'B'

                         COLLATERAL SECURITY AGREEMENT

To:   ROYAL BANK OF CANADA

      FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned hereby agrees with ROYAL BANK OF CANADA (hereinafter called the "Bank") as follows concerning the moneys or amounts now and hereafter on deposit in the account designated Norcen Energy Resources (Bahamas) Limited "Collateral Account" maintained in the name of the undersigned at ROYAL BANK OF CANADA, Foreign Banking Center, Nassau and hereby assigns and grants a continuing security interest in the same to the Bank:

1. The Bank is hereby authorized and shall be entitled to retain and hold the said moneys or amounts on deposit in the Collateral Account, together with any and all additions and accretions thereto, as general and continuing collateral security for the payment and fulfillment of all debits, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or not, of Basic Petroleum International Limited (the "Customer") to the Bank under the letter agreement dated July ____, 1997 between the Customer and the Bank (as in effect from time to time, the "Letter Agreement"), and the undersigned's guarantee of such obligations dated July ___, 1997, in each case, whether arising within or outside the Commonwealth of the Bahamas (such debts, liabilities and obligations being hereinafter called the "Liabilities").

2. Except as provided in paragraph 5 below, whenever and so long as any Liabilities exist, the Bank will not be indebted or liable to the undersigned in respect of the moneys or amounts now or, hereafter on deposit in the Collateral Account, and the undersigned shall have no right to withdraw any such moneys or amounts now or hereafter on deposit in the Collateral Account or to draw any checks or drafts or other orders for the payment of money to be charged against the Collateral Account, or to assign, transfer or otherwise deal with such moneys or amounts now or hereafter on deposit in the Collateral Account, or any part thereof.

3. If an Event of Default under the Letter Agreement shall occur and be continuing, then upon the happening of any such event (a) all the Liabilities shall thereupon be and become immediately payable, (b) the Bank shall be entitled as and when it thinks fit and without prior notice to the undersigned, and is hereby irrevocably authorized and empowered, to apply within thirty (30) days all or any portion or portions of the moneys or amounts on deposit in the Collateral Account against and in reduction or extinction of all or any part or parts of the Liabilities, all as the Bank may see fit, and to debit the Collateral Account accordingly; provided that if the Liabilities and the moneys or amounts on deposit in the Collateral account are not in equal amounts, then the greater shall be extinguished only to the extent of the lesser and the excess shall remain owing and payable.

4. The Bank may grant time, renewals, extensions, indulgences, releases and discharges to, take securities (which word as used herein includes other guarantees) from and give the same and any or all existing securities up to, abstain from taking securities from or from perfecting securities of, cease or refrain from giving credit or making loans or advances to, accept compositions from the otherwise deal with the Customer or any other party and with all securities as the Bank may see fit, and may apply all moneys at any time received from the Customer or any other party or from securities upon such part of the debts or liabilities of the Customer or such other party to the Bank as the Bank deems best and change any such application in whole or in part from time to time as the Bank may see fit, the whole without in any way limiting or lessening the rights and powers of the Bank to hold and deal with the said moneys or amounts now and hereafter on deposit in the Collateral Account in the manner provided for herein.

5. Upon receipt of any prepayment of the Liabilities by the Customer, the Bank shall withdraw from the Collateral Account and pay over to the undersigned, and the undersigned shall accept, such amount as is equal to the principal amount of the Liabilities prepaid or, if the Liabilities shall be paid or prepaid in full, the full amount on deposit in the Collateral Account and interest shall cease to accrue on the amount so withdrawn and paid over.

6. No loss of or in respect of any securities received by the Bank from the undersigned or any other party; whether occasioned by the fault of the Bank or otherwise, shall in any way limit or lessen the rights and powers of the Bank to hold and deal with the said moneys or amounts now and hereafter on deposit in the Collateral Account in the manner provided for herein.

7. The Bank shall not be bound to exercise any of its rights or remedies against the Customer or other party or in respect of any securities that it may at any time hold before being entitled to appropriate and apply any or any portion or portions of the moneys or amounts now or hereafter on deposit in the Collateral Account for the purpose and in the manner provided for herein.

8. In the event that at any time or from time to time the moneys or amounts on deposit in the Collateral Account are in currency different from the currency of any of the Liabilities then for the purposes of this agreement the rate of exchange between the currencies shall be the relative rate of exchange of the Bank in effect on the date of conversion.

9. So long as the moneys or amounts on deposit are held under this agreement and not applied in payment of the Liabilities the moneys or amounts on deposit shall bear interest at a rate per annum equal to the sum of LIBOR plus 350 basis points, calculated on a 360 day year for the actual days elapsed in the same currency as the moneys or amounts on deposit. Said interest shall be paid quarterly in arrears to the undersigned unless an Event of Default exists, in which case the interest shall be credited in the Collateral Account and held by the Bank as additional collateral security under this agreement.

10. The undersigned represents and warrants to the Bank that: (a) the undersigned is a corporation validly incorporated and existing under the laws of the Bahamas and is duly registered or qualified to carry on business in all jurisdictions where the character of the properties owned by it or the nature of its business transacted makes such registration or qualification necessary, (b) the execution, delivery and performance of this agreement have been duly authorized by all necessary corporate action and do not (i) violate any law or regulation or any provision of the charter of the undersigned, nor (ii) result in breach of, a default under, or the creation of any encumbrance on the properties and assets of the undersigned pursuant to any contract or other agreement to which the undersigned is a party, except the lien created by this agreement; (c) no event has occurred which constitutes an Event of Default under the Letter Agreement or a default having a material adverse effect on the financial condition of the undersigned under or in respect of any agreement, undertaking or instrument to which the undersigned or any of its properties or assets may be subject; and (d) this agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.

11. Any notice given hereunder shall be given in writing and mailed, telecommunicated or delivered to the address set forth below or such other address as shall be designated by notice to the other party herein.

To the Bank:                               With a copy to:

Royal Bank of Canada                       Royal Bank of Canada
Royal Bank House, 2nd Floor                Corporate Banking-Multinational
East Hill Street                           335 - 8th Avenue SW, 23rd Floor
PO Box N-7141                              PO Box 2534, Station M
Nassau, N.P., Bahamas                      Calgary, Alberta T2P 2N5
Attention: Manager                         Attention: Mr. D.K. MacLaren
Fax: (242) 322-5824                        Fax: (403) 292-3234

To the undersigned:                        With a copy to:

Norcen Energy Resources (Bahamas) Limited  Basic Petroleum International Limited
c/o Norcen Energy Resources Limited        6a Avenida 0-28, Zona 10
400, 425 - 1 Street SW                     Guatemala City, Guatemala 01010
PO Box 2595, Station M                     Central America
Calgary, Alberta Canada T2P 4V4            Attention: Finance Manager
Attention: Treasurer                       Fax: (502) 331-6922
Fax: (403) 231-0312

12. The undersigned submits to the non-exclusive jurisdiction of the Courts of the Province of Alberta, Canada, for any matters related to the interpretation and enforcement hereof, waiving any jurisdiction to which it may be entitled by reason of its present or future domicile; provided, however, that the above shall in no event impair the Bank's right to bring suit against the undersigned in The Bahamas or any other jurisdiction where the domicile or assets of the undersigned may be found.

13. EACH OF THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, THE BANK HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON.

14. No failure on the Bank's part to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof. No modification or waiver of any provision of this agreement shall be effective unless it is in writing and signed by the Bank.

15. This agreement shall be a continuing agreement and shall have effect whenever and so often as any Liabilities exist.

16. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of The Bahamas in which the Collateral Account is located.

17. This agreement shall extend to and enure to the benefit of the Bank and its successors and assigns, and shall be binding upon the undersigned and the heirs, executors, administrators, legal representatives and assigns of the undersigned and each of them.

18. The undersigned hereby waives any presentment, protest or notice prior to the Bank enforcing or using its security hereunder.

19. The Manager for the time being of any Branch of the Bank at which the said money or amounts on deposit in the Collateral Account may be kept is hereby appointed the irrevocable attorney of the undersigned with full powers of substitution from time to time to endorse or transfer such Collateral Account to the Bank or its nominee.

IN WITNESS WHEREOF the undersigned has hereunto duly executed this agreement the

_____________________day of _____________ A.D., 1997.


SIGNED AND DELIVERED

NORCEN ENERGY RESOURCES (BAHAMAS) LIMITED

By:
    -------------------------------------

Title:
       ----------------------------------

By:
    -------------------------------------

Title:
       ----------------------------------

                                PROMISSORY NOTE

FOR VALUE RECEIVED, Basic Petroleum International Limited (the "Borrower"), a corporation organized and existing under the laws of the Bahamas, by this promissory note unconditionally promises to pay to the order of ROYAL BANK OF CANADA (the "Bank") by crediting the account number 001-1-188-448 maintained by the Bank with The Chase Manhattan Bank, New York, N.Y., U.S.A., or such other account in the U.S.A. as the Bank may specify to the Borrower in writing, the principal sum of $17,354,800.00 United States Dollars, which sum shall be fully payable on July 7, 1998 (the "Principal Payment Date") unless otherwise renewed or extended in writing.

The Borrower promises also to pay interest on the unpaid principal amount hereof until final maturity (whether by acceleration or otherwise), payable at a rate per annum which shall be equal to the sum of Libor and 350 basis points. Such applicable rate per annum is herein called the "Rate of Borrowing". Interest shall be calculated on the basis of the actual number of days elapsed divided by

360. Interest in respect hereof shall be due and payable quarterly in arrears and on the Principal Payment Date. The Borrower also promises to pay interest in respect of the overdue principal amount hereof and (to the extent permitted by law) overdue interest with respect hereto payable on demand, at a rate per annum which shall be equal to the sum of (a) the higher of (i) the rate announced by the Bank in New York City as its United States dollar prime commercial lending rate and (ii) the overnight federal funds rate charged to the Bank plus 1/2%. As used herein the term "business day" shall mean a day in The City of New York, N.Y., U.S.A., Nassau, Bahamas on which banking transactions are effected and on which transactions are carried out in the London Interbank Market. Interest shall accrue and be payable both before and after maturity, default and judgement.

The note may be prepaid in accordance with the terms in the letter agreement dated July 10, 1997 between the Borrower and the Bank.

All payments of principal of and interest on this Note shall be effectively made in the Bank in lawful money of the United States of America (in freely transferable U.S. dollars) and in immediately available funds (or such other funds as may from time to time be customary for the settlement of international banking transactions in dollars), as the Bank may direct, to the account identified above. Such payments shall be made without set-off or counter-claim and free and clear of and without deduction or withholding for or an account of any present or future taxes, levies, imports, duties or other charges of whatsoever nature imposed, levied, assessed, collected or required to be withheld by any government or political subdivision or taxing authority thereof.

For everything related to this Note the Borrower designates its domicile to be:
The Bahamas. Any judicial action in respect hereto may be brought before the Courts of the Province of Alberta, Canada, or in the competent courts of the domicile of the Borrower, with an express waiver to any objection which may effect such jurisdictions.

This Note shall be government by and construed in accordance with the laws of the Province of Alberta, Canada.

Dated this 14 day of July, 1997.


BASIC PETROLEUM INTERNATIONAL LIMITED

By: /s/ Robert Waters
   ------------------------------------
   Robert Waters
   Title: Treasurer

By: /s/ Theresia R. Reisch
   ------------------------------------
   Theresia R. Reisch
   Title: Assistant Secretary

                         COLLATERAL SECURITY AGREEMENT

   TO:   ROYAL BANK OF CANADA

         FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned hereby agrees with ROYAL BANK OF CANADA (hereinafter called the "Bank") as follows concerning the moneys or amounts now and hereafter on deposit in the account designated Norcen Energy Resources (Bahamas) Limited "Collateral Account" maintained in the name of the undersigned at ROYAL BANK OF CANADA, Foreign Banking Center, Nassau and hereby assigns and grants a continuing security interest in the same to the Bank:

1. The Bank is hereby authorized and shall be entitled to retain and hold the said moneys or amounts on deposit in the Collateral Account, together with any and all additions and accretions thereto, as general and continuing collateral security for the payment and fulfillment of all debits, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or not, of Basic Petroleum International Limited (the "Customer") to the Bank under the letter agreement dated July 14, 1997 between the Customer and the Bank (as in effect from time to time, the "Letter Agreement"), and the undersigned's guarantee of such obligations dated July 14, 1997, in each case, whether arising within or outside the Commonwealth of the Bahamas (such debts, liabilities and obligations being hereinafter called the "Liabilities").

2. Except as provided in paragraph 5 below, whenever and so long as any Liabilities exist, the Bank will not be indebted or liable to the undersigned in respect of the moneys or amounts now or, hereafter on deposit in the Collateral Account, and the undersigned shall have no right to withdraw any such moneys or amounts now or hereafter on deposit in the Collateral Account or to draw any cheques or drafts or other orders for the payment of money to be charged against the Collateral Account, or to assign, transfer or otherwise deal with such moneys or amounts now or hereafter on deposit in the Collateral Account, or any part thereof.

3. If an Event of Default under the Letter Agreement shall occur and be continuing, then upon the happening of any such event (a) all the Liabilities shall thereupon be and become immediately payable, (b) the Bank shall be entitled as and when it thinks fit and without prior notice to the undersigned, and is hereby irrevocably authorized and empowered, to apply within thirty (30) days all or any portion or portions of the moneys or amounts on deposit in the Collateral Account against and in reduction or extinction of all or any part or parts of the Liabilities, all as the Bank may see fit, and to debit the Collateral Account accordingly; provided that if the Liabilities and the moneys or amounts on deposit in the Collateral account are not in equal amounts, then the greater shall be extinguished only to the extent of the lesser and the excess shall remain owing and payable.

         The Bank may grant time, renewals, extensions, indulgences, releases and discharges to, take securities (which word as used herein includes other guarantees) from and give the same and any or all existing securities up to, abstain from taking securities from or from perfecting securities of, cease or refrain from giving credit or making loans or advances to, accept compositions from the otherwise deal with the Customer or any other party and with all securities as the Bank may see fit, and may apply all moneys at any time received from the Customer or any other party or from securities upon such part of the debts or liabilities of the Customer or such other party to the Bank as the Bank deems best and change any such application in whole or in part from time to time as the Bank may see fit, the whole without in any way limiting or lessening the rights and powers of the Bank to hold and deal with the said moneys or amounts now and hereafter on deposit in the Collateral Account in the manner provided for herein.

5. Upon receipt of any prepayment of the Liabilities by the Customer, the Bank shall withdraw from the Collateral Account and pay over to the undersigned, and the undersigned shall accept, such amount as is equal to the principal amount of the Liabilities prepaid or, if the Liabilities shall be paid or prepaid in full, the full amount on deposit in the Collateral Account and interest shall cease to accrue on the amount so withdrawn and paid over.

6. No loss of or in respect of any securities received by the Bank from the undersigned or any other party; whether occasioned by the fault of the Bank or otherwise, shall in any way limit or lessen the rights and powers of the Bank to hold and deal with the said moneys or amounts now and hereafter on deposit in the Collateral Account in the manner provided for herein.

7. The Bank shall not be bound to exercise any of its rights or remedies against the Customer or other party or in respect of any securities that it may at any time hold before being entitled to appropriate and apply any or any portion or portions of the moneys or amounts now or hereafter on deposit in the Collateral Account for the purpose and in the manner provided for herein.

8. In the event that at any time or from time to time the moneys or amounts on deposit in the Collateral Account are in currency different from the currency of any of the Liabilities then for the purposes of this agreement the rate of exchange between the currencies shall be the relative rate of exchange of the Bank in effect on the date of conversion.

9. So long as the moneys or amounts on deposit are held under this agreement and not applied in payment of the Liabilities the moneys or amounts on deposit shall bear interest at a rate per annum equal to the sum of LIBOR plus 350 basis points, calculated on a 360 day year for the actual days elapsed, in the same currency as the moneys or amounts on deposit. Said interest shall be paid quarterly in arrears to the undersigned unless an Event of Default exists, in which case the interest shall be credited in the Collateral Account and held by the Bank as additional collateral security under this agreement.

10. The undersigned represents and warrants to the Bank that: (a) the undersigned is a corporation validly incorporated and existing under the laws of the Bahamas and is duly registered or qualified to carry on business in all jurisdictions where the character of the properties owned by it or the nature of its business transacted makes such registration or qualification necessary, (b) the execution, delivery and performance of this agreement have been duly authorized by all necessary corporate action and do not (i) violate any law or regulation or any provision of the charter of the undersigned, nor (ii) result in breach of, a default under, or the creation of any encumbrance on the properties and assets of the undersigned pursuant to any contract or other agreement to which the undersigned is a party, except the lien created by this agreement; (c) no event has occurred which constitutes an Event of Default under the Letter Agreement or a default having a material adverse effect on the financial condition of the undersigned under or in respect of any agreement, undertaking or instrument to which the undersigned or any of its properties or assets may be subject; and (d) this agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.

Any notice given hereunder shall be given in writing and mailed, telecommunicated or delivered to the address set forth below or such other address as shall be designated by notice to the other party herein.

To the Bank:                               With a copy to:

Royal Bank of Canada                       Royal Bank of Canada
Royal Bank House, 2nd Floor                Corporate Banking-Multinational
East Hill Street                           335 - 8th Avenue SW, 23rd Floor
PO Box N-7141                              PO Box 2534, Station M
Nassau, N.P., Bahamas                      Calgary, Alberta T2P 2N5
Attention: Manager                         Attention: Mr. D.K. MacLaren
Fax: (242) 322-5824                        Fax: (403) 292-3234

To the undersigned:                        With a copy to:

Norcen Energy Resources (Bahamas) Limited  Basic Petroleum International Limited
c/o Norcen Energy Resources Limited        6a Avenida 0-28, Zona 10
400, 425 - 1 Street SW                     Guatemala City, Guatemala 01010
PO Box 2595, Station M                     Central America
Calgary, Alberta Canada T2P 4V4            Attention: Finance Manager
Attention: Treasurer                       Fax: (502) 331-6922
Fax: (403) 231-0312

12. The undersigned submits to the non-exclusive jurisdiction of the Courts of the Province of Alberta, Canada, for any matters related to the interpretation and enforcement hereof, waiving any jurisdiction to which it may be entitled by reason of its present or future domicile; provided, however, that the above shall in no event impair the Bank's right to bring suit against the undersigned in The Bahamas or any other jurisdiction where the domicile or assets of the undersigned may be found.

13. EACH OF THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, THE BANK HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON.

14. No failure on the Bank's part to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof. No modification or waiver of any provision of this agreement shall be effective unless it is in writing and signed by the Bank.

15. This agreement shall be a continuing agreement and shall have effect whenever and so often as any Liabilities exist.


16. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of The Bahamas in which the Collateral Account is located.

17. This agreement shall extend to and enure to the benefit of the Bank and its successors and assigns, and shall be binding upon the undersigned and the heirs, executors, administrators, legal representatives and assigns of the undersigned and each of them.

18. The undersigned hereby waives any presentment, protest or notice prior to the Bank enforcing or using its security hereunder.

19. The Manager for the time being of any Branch of the Bank at which the said money or amounts on deposit in the Collateral Account may be kept is hereby appointed the irrevocable attorney of the undersigned with full powers of substitution from time to time to endorse or transfer such Collateral Account to the Bank or its nominee.

IN WITNESS WHEREOF the undersigned has hereunto duly executed this agreement the 14 day of July A.D., 1997.

SIGNED AND DELIVERED

NORCEN ENERGY RESOURCES (BAHAMAS) LIMITED

By: /s/ Robert Waters
    ---------------------------------------
        Robert Waters

 Title: Treasurer
        -----------------------------------

By: /s/ Ronald A. Ronneberg
    ---------------------------------------
        Ronald A. Ronneberg

 Title: Assistant Treasurer
        -----------------------------------

[LOGO]                                   Robert J. Waters
                                         Treasurer
                                         Direct Telephone: (403) 231-0671
                                         Direct Facsimile: (403) 231-0312
                                         E-Mail: rwaters@norcen.com


September 26, 1997

Via Courier


Royal Bank of Canada
Foreign Banking Centre
Royal Bank House
East Hill Street, PO Box N7141
Nassau, N.P., Bahamas

Attention: Mrs. Betty Ranson

Dear Mrs. Ranson,

Please find enclosed a revised Promissory Note to attach as Exhibit "A" to the Loan Agreement dated July 14, 1997 between Basic Petroleum International Limited and the Royal Bank of Canada. We are sending you this Promissory Note in trust, with the understanding that you will return the original Promissory Note to my attention by return courier.

The revised note reflects minor modifications as agreed by Ms. Sonia Tibbatts of the Royal Bank of Canada in Calgary after consultation with your office.
I trust everything is in order.

Thank you for your assistance in this matter.

Yours truly,

/s/ Robert J. Waters
    ----------------
    Robert J. Waters
    Treasurer


cc: Ms. Sonia Tibbatts: fax 292-3234
----------------------------------------------------------------------------
Fifth Avenue Place 425 1st Street S.W.     General Telephone: (403)231-0111
P.O. Box 2595 STN M                         General Facsimile: (403) 231-0187
CALGARY, AB T2P 4V4
CANADA

                                PROMISSORY NOTE

FOR VALUE RECEIVED, Basic Petroleum International Limited (the "Borrower"), a corporation organized and existing under the laws of the Bahamas, by this promissory note unconditionally promises to pay to the order of Royal Bank of Canada acting through its Foreign Banking Centre, Royal Bank House, East Hill Street P.O. Box N7141, Nassau, N.P., Bahamas (the "Bank") the sum of U.S. $17,354,800.00 (seventeen million three hundred and fifty four thousand, eight hundred United States Dollars) which sum shall be fully payable on July 7, 1998 (the "Principal Payment Date") unless otherwise renewed or extended in writing.

The Borrower promises also to pay interest on the unpaid principal amount hereof until final maturity (whether by acceleration or otherwise), payable at a rate per annum which shall be equal to the sum of 12 month Libor on July 7, 1998 and

350 basis points. Such applicable rate per annum is herein called the "Rate of Borrowing". Interest shall be calculated on the basis of the actual number of days elapsed divided by 360. Interest in respect hereof shall be due and payable quarterly in arrears and on the Principal Payment date. The Borrower also promises to pay interest in respect to the overdue principal amount hereof and (to the extent permitted by law) overdue interest with respect hereto payable on demand, at a rate per annum which shall be equal to the sum of (a) the higher of
(i) the rate announced by the Bank of New York City as its United States dollar prime commercial lending rate and (ii) the overnight Federal Funds rate charges to the Bank plus 1/2%. As used herein the term "business day" shall mean a day in The City of New York, N.Y. U.S.A., Nassau, Bahamas on which a banking transaction are effected and which transactions are carried out in the London Interbank Market. Interest shall accrue and be payable both before and after maturity, default and judgement.

All payments of principal of and interest on this Note shall be effectively made in the Bank in lawful money of the United States of America (in freely transferable U.S. dollars) and in immediately available funds, as the Bank may direct. Such payments shall be made without set-off or counter claim and free and clear of and without deduction or withholding for or and account of any present or future taxes, levies, imports, duties or other charges of whatsoever nature imposed, levied, assessed, collected or required to be withheld by any government or political subdivision or taxing authority thereof.

For everything related to this Note the Borrower designates its domicile to be:
The Bahamas. Any judicial action in respect hereto may be brought before the courts of the province of Alberta, Canada, or in the competent courts of the domicile of the borrower, with the express waiver to any objection which may effect such jurisdiction.

This Note shall be governed by and construed in accordance with the laws of the Province of Alberta, Canada.

Dated this 14th day of July, 1997


BASIC PETROLEUM INTERNATIONAL LIMITED


By: /s/ Robert J. Waters                 By: /s/ Ronald A. Ronneberg
   --------------------------------          ----------------------------
   Robert J. Waters,                         Ronald A. Ronneberg,
   Treasurer                                 Assistant Treasurer